CleanSpark Finalizes $35 Million in Financing from Trinity Capital

The move delivers on CleanSpark’s commitment to rightsizing its capital structure

LAS VEGAS, April 26, 2022 — CleanSpark, Inc. (Nasdaq: CLSK) (the "Company" or "CleanSpark"), a sustainable bitcoin mining and energy technology company, today announced that it has finalized $35 million in non-dilutive financing from Trinity Capital Inc., (Nasdaq: TRIN) ("Trinity"), a provider of venture debt financing. The three-year equipment financing agreement is backed by 3,336 new S19j Pro miners and carries an annual interest rate of 9.9%.

CleanSpark intends to use the proceeds from the facility for growth capital expenditures. Currently, CleanSpark has a fleet of over 23,000 latest-generation bitcoin mining machines in operation, with approximately 12,000 machines pending delivery and deployment in batches through October 2022.

“As we mentioned in our Q1 earnings call, debt capital is currently the lowest cost of capital available to the Company,” said Gary Vecchiarelli, CFO of CleanSpark. “This non-dilutive facility is an example of us delivering on our capital strategy and the expectations we have previously communicated. We intend to continue our efforts of obtaining non-dilutive capital to finance our growth capex needs. It is worth noting that we have not drawn on our ATM since November.”

“We are excited to partner with the team at CleanSpark, which is on a mission to mine bitcoin responsibly, using a mix of sustainable energy including nuclear, hydroelectric, solar, and wind,” said Ryan Little, Managing Director of Equipment Financing at Trinity Capital. “Cleanspark is an excellent addition to our portfolio and recently earned a spot among the top 50 fastest-growing companies on a Financial Times’ list. We look forward to being a part of their growth story.”

The financing is intended to strengthen CleanSpark’s sustainable business strategy whereby the Company converts some of its bitcoin (BTC) holdings to fund operations and expansion, with a goal of limiting shareholder dilution and stably maximizing returns for shareholders.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release include, but are not limited to, statements regarding our future results of operations and financial position, including the use of proceeds from the loan, the availability and delivery of new mining equipment, industry and business trends, our business and financial/capital strategy, market growth and our objectives for future operations.

The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success of its digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate, increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; the successful deployment of energy solutions for residential and commercial applications; the expectations of future revenue growth may not be realized; ongoing demand for the Company's software products and related services; the impact of global pandemics (including COVID-19) on logistics and shipping and the demand for our products and services; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K and any subsequent filings with the SEC. The forward-looking statements in this press release are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should read this press release with the understanding that our actual future results, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

About CleanSpark

CleanSpark, Inc. (Nasdaq: CLSK), a Nevada corporation, is a sustainable bitcoin mining and energy technology company that is solving modern energy challenges. For more information about the Company, please visit the Company's website at https://www.cleanspark.com/investor-relations.

Investor Relations Contact

Matt Schultz, Executive Chairman

ir@cleanspark.com

Media Contacts

Isaac Holyoak

pr@cleanspark.com

BlocksBridge Consulting

Nishant Sharma

cleanspark@blocksbridge.com